EXHIBIT B

INVESTOR RIGHTS AGREEMENT

INVESTOR RIGHTS AGREEMENT dated as of December __, 2010 (this “Agreement”), by and between Broadcast International, Inc., a Utah corporation (the ”Company”), and Castlerigg Master Investments Ltd., a fund advised by Sandell Asset Management Corp. (the “Lender”).

WHEREAS:

A.

The Company has engaged Philadelphia Brokerage Corporation as placement agent for the sale and issuance of up to $15,000,000 of the Company’s common stock, par value $0.05 per share (the “Common Stock”), to qualified institutional buyers and accredited investors (the “Private Offering”).

B.

In connection with the Loan Restructuring Agreement dated as of December 16, 2010, by and between the parties hereto (the “Loan Restructuring Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Loan Restructuring Agreement, among other things, to (i) issue and sell to the Lender (A) a number of shares of Common Stock equal to (1) $3,500,000, divided by (2) the price per share of Common Stock paid by investors in the Private Offering (the “Shares”), subject to reduction in accordance with the terms of the Loan Restructuring Agreement, and (B) if required to be issued pursuant to the terms of the Loan Restructuring Agreement, the Warrant, (ii) amend and restate the Existing Note in the form and on the terms of the Amended Note, in the face amount of $5,500,000 and which is convertible into shares of Common Stock (as converted, the “Conversion Shares”), (iii) pay the Lender $2,500,000 in cash and (iv) cancel the Existing Warrant, which was exercisable for shares of Common Stock.

C.

In accordance with the terms of the Loan Restructuring Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender hereby agree as follows:

1.

Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Restructuring Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” has the meaning set forth in recitals to this Agreement.

“1934 Act” has the meaning set forth in Section 3(b).

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“Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.

“Additional Effectiveness Deadline” means the date which is thirty (30) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline or in the event that the Registration Statement is subject to a full review by the SEC, sixty (60) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline.

“Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

“Additional Filing Deadline” means the date six (6) months from any request by the Lender for the filing of an Additional Registration Statement or the most recent Additional Effective Date, as applicable.

“Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement, (ii) the remainder of the Shares not included in the Initial Registration Statement, (iii) 130% of the number of (a) Conversion Shares issued or issuable upon conversion of the Amended Note,  (b) Warrant Shares issued or issuable upon exercise of the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement) and (c) Additional Warrant Shares (if any) issued or issuable upon exercise of Additional Warrants, in each case, as of the Trading Day immediately preceding the applicable date of determination, including, without limitation, those issuable as a result of any adjustment of the number of Conversion Shares, Warrant Shares and/or Additional Warrant Shares issuable under the Amended Note, the Warrant and the Additional Warrants, as applicable, and (iv) any capital stock of the Company issued or issuable with respect to the Shares, the Amended Note, the Conversion Shares, the Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement), the Additional Warrant Shares (if any) or the Cutback Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion and/or redemption of the Amended Note, the Warrant and/or the Additional Warrant Shares; provided , that the Lender has completed and delivered to the Company selling stockholder information consistent with the Lender’s obligations hereunder; and provided further , that Cutback Shares and any capital stock of the Company issued or issuable with respect to the foregoing shall cease to be Additional Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act (in which case, only such securities sold shall cease to be Registrable Securities); or (B) becoming eligible for sale without restriction or limitation pursuant to Rule 144.

“Additional Registration Statement” means a Registration Statement or Registration Statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

“Additional Required Registration Amount” means any Additional Registrable Securities not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(f), without regard to any limitations on conversions and/or redemptions of

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the Amended Note, the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement) or any Additional Warrant.

“Additional Warrant Shares” means, collectively, the Registration Delay Warrant Shares, the Public Information Failure Warrant Shares and the Suspension Warrant Shares.

“Additional Warrants” means, collectively, the Registration Delay Warrants, the Public Information Failure Warrants and the Suspension Warrants.

“Agreement” has the meaning set forth in preamble to this Agreement.

“Allowable Grace Period” has the meaning set forth in Section 3(p).

“Blue Sky Filing” has the meaning set forth in Section 6(a).

“Board Observer” has the meaning set forth in Section 11(a).

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Claims” has the meaning set forth in Section 6(a).

“Closing Date” has the meaning set forth in the Loan Restructuring Agreement.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Company” has the meaning set forth in the preamble to this Agreement.

“Conversion Shares” has the meaning set forth in the recitals to this Agreement.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

“Cutback Shares” means any of the Initial Required Registration Amount (without regard to clause (II) in the definition thereof) of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.  For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, first the Conversion Shares shall be excluded on a pro rata basis until all of the Conversion Shares have been excluded.

“Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

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“Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

“Effectiveness Failure” has the meaning set forth in Section 2(g).

“Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

“Filing Failure” has the meaning set forth in Section 2(g).

“Grace Period” has the meaning set forth in Section 3(p).

“Indemnified Damages” has the meaning set forth in Section 6(a).

“Indemnified Party” has the meaning set forth in Section 6(b).

“Indemnified Person” has the meaning set forth in Section 6(a).

“Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

“Initial Effectiveness Deadline” means the date that is 120 days following the date on which the Initial Registration Statement is filed with the SEC, but in any event not later than 120 days following the Initial Filing Deadline.

“Initial Filing Deadline” means the date that is sixty (60) days following the date hereof.

“Initial Registrable Securities” for the Initial Registration Statement means 2.5 million of shares of Common Stock, comprised of, at the option of the Lender, any combination of the Shares, the Conversion Shares, the Warrant Shares and/or the Additional Warrant Shares, provided , that the Lender has completed and delivered to the Company selling stockholder information consistent with Lender’s obligations hereunder.

“Initial Registration Statement” means a Registration Statement or Registration Statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

“Initial Required Registration Amount” means the number of shares of Common Stock including in the Initial Registrable Securities.

“Legal Counsel” has the meaning set forth in Section 2(d).

“Lender” means the Lender or any transferee or assignee thereof to whom the Lender assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.

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“Loan Restructuring Agreement” has the meaning set forth in the recitals to this Agreement.

“Maintenance Failure” has the meaning set forth in Section 2(g).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Private Offering” has the meaning set forth in the recitals to this Agreement.

“Public Information Failure” has the meaning set forth in Section 8(d).

“Public Information Failure Warrant Shares” has the meaning set forth in Section 8(d).

“Public Information Failure Warrants” has the meaning set forth in Section 8(d).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

“Registration Delay Warrants” has the meaning set forth in Section 2(g).

“Registration Delay Warrant Shares” has the meaning set forth in Section 2(g).

“Registration Period” has the meaning set forth in Section 3(a).

“Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable.

“Reporting Period” has the meaning set forth in Section 9(a).

“Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

“Rule 144” has the meaning set forth in Section 8.

“Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

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“SEC” means the United States Securities and Exchange Commission.

“Shares” has the meaning set forth in the recitals.

“Subscription Agreement” means the Subscription Agreement, dated as of the date hereof, between the Company and the investors in the Private Offering in the form attached hereto as Exhibit C.

“Suspension” has the meaning set forth in Section 8(e).

“Suspension Notice” has the meaning set forth in Section 8(e).

“Suspension Period” has the meaning set forth in Section 8(e).

“Suspension Warrant” has the meaning set forth in Section 8(e).

“Suspension Warrant Shares” has the meaning set forth in Section 8(e).

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

“Trigger Date” has the meaning set forth in Section 9(e).

“Violations” has the meaning set forth in Section 6(a).

2.

Registration.

a.

Initial Mandatory Registration.  The Company shall prepare, and file with the SEC, the Initial Registration Statement covering the resale of all of the Initial Registrable Securities, which Initial Registration Statement shall also include the shares issued in the Private Offering as contemplated by the Subscription Agreement.  The Lender shall be treated equally to and have the same rights with respect to the registration of the Initial Registrable Securities as the investors in the Private Offering will have as to the shares sold in the Private Offering, and all filing deadlines and reminders set forth in the Subscription Agreement for the benefit of the investors in the Private Offering will apply to and be for the benefit of the Lender.  By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

b.

Additional Registrations.  At the request of the Lender, the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on a Registration Statement hereunder.  To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such

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Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Lender, subject to the provisions of Section 2(e).  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC.  Each Additional Registration Statement shall contain (except if otherwise directed by the Lender) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.  The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline.  By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

c.

Other Securities.  The Lender acknowledges and agrees that the shares of Common Stock issued to the investors in the Private Offering and the shares of Common Stock issuable upon exercise of the warrants issued in the Private Offering will be included in the Initial Registration Statement.   If the Company advises the Lender and the investors in the Private Offering in writing that the total number of securities to be included in such registration exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Lender and the investors in the Private Offering shall be reduced pro rata on the basis of the relative number of securities requested to be included in such registration by each.  In no event shall the Company include any securities other than the Registrable Securities and the foregoing securities of the investors in the Private Offering in the Initial Registration Statement, and in no event shall the Company include any securities other than the Additional Registrable Securities and any of the foregoing securities of the investors in the Private Offering that were not able to be included in the Initial Registration Statement as provided above in any Additional Registration Statement, in each case, without the prior written consent of the Lender.

d.

Legal Counsel.  Subject to Section 5 hereof, the Lender shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Winston & Strawn LLP or such other counsel as thereafter designated by the Lender.  The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

e.

Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Lender and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

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f.

Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the Required Registration Amount.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion and/or redemption of the Amended Note and such calculation shall assume that the Amended Note is then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Amended Note), assuming the initial outstanding principal amount of the Amended Note remains outstanding through the scheduled maturity date and assuming no conversions or redemptions of the Amended Note prior to the scheduled maturity date.

g.

Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock (a “Maintenance Failure”) then, as partial relief for the damages to the Lender by reason of any such delay in or reduction of its ability to sell the applicable shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, on the 91st day following the Closing Date or the 61st day following the initial filing of the Registration Statement, as applicable, and each 121st day thereafter, as applicable, issue to the Lender warrants (“Registration Delay Warrants”) to purchase a number of shares of Common Stock equal to five percent (5%) of the aggregate number of Shares and Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement) (“Registration Delay Warrant Shares”), with an exercise price and on the same terms as the warrants issued to the investors in the Private Offering pursuant to Section 10.c of the Subscription Agreement (which Section may not be amended without the prior written consent of the Lender).  Notwithstanding the foregoing, (i) no Registration Delay Warrants shall be

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issuable pursuant to this Section 2(g) if (A) the relevant failure is a result of an SEC review of the applicable Registration Statement where the SEC comments relate solely to the application of Rule 415 by the SEC or (B) the relevant failure is a result of a force majeure and (ii) in no event shall the Company be required to issue to the Lender Registration Delay Warrants to purchase, in the aggregate, a number of shares of Common Stock in excess of seventy-five percent (75%) of the Shares and the Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement) (without giving effect to any limitations on exercise thereof).  The Company shall use its best efforts to include the sale of the Registration Delay Warrants and the Registration Delay Warrant Shares in any Registration Statement filed pursuant to this Agreement and any amendments or supplements thereto.  Notwithstanding anything set forth herein to the contrary, at the Lender’s option, any Registration Delay Warrants issuable hereunder may include a limitation on the exercise of the Registration Delay Warrants to the extent that, after giving effect to such exercise, the Lender, together with its affiliates, would beneficially own in excess of 9.90% of the shares of Common Stock outstanding immediately after giving effect to such exercise, and that the Lender shall have the right to increase or decrease such amount from time to time to any other percentage with sixty-one (61) days’ prior notice.

3.

Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(e) or 2(f), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.

The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Lender may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Lender shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  The term “best efforts” shall mean, among other things, that the Company submit to the SEC, within two (2) Business Days after the later of the date  that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the Company receives the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  The Company shall respond in writing to comments made by the SEC in respect of a

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Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by the SEC.

b.

The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by Regulation S-X promulgated by the SEC or by reason of the Company filing a report on Form 8-K, Form 10-Q, Form 10-QSB, Form 10-K, Form 10-KSB, any amendment of any of the foregoing or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or the date on which updated information is required to be included in such Registration Statement pursuant to Regulation S-X promulgated by the SEC.

c.

The Company shall (A) permit Legal Counsel to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) and supplement(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Lender, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

d.

The Company shall furnish to the Lender, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents

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incorporated therein by reference, if requested by the Lender, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Lender may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Lender may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Lender.

e.

The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Lender of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and the Lender of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.

The Company shall notify Legal Counsel and the Lender in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(p), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and the Lender (or such other number of copies as Legal Counsel or the Lender may reasonably request).  The Company shall also promptly notify Legal Counsel and the Lender in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Lender by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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g.

The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Lender of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.

The Company shall hold in confidence and not make any disclosure of information concerning the Lender provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning the Lender is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Lender and allow the Lender, at the Lender’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.

The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or the Principal Market (as defined in the Loan Restructuring Agreement) on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on The NASDAQ Global Select Market or (iii) if, despite the Company's best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The NASDAQ Global Market, The New York Stock Exchange, The NASDAQ Capital Market or the American Stock Exchange for such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j.

The Company shall cooperate with the Lender and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Lender may reasonably request and registered in such names as the Lender may request.

k.

If reasonably requested by the Lender, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as the Lender reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective

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amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Lender.

l.

The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

m.

The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the applicable Effective Date of a Registration Statement.

n.

The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o.

Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Lender) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

p.

Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Lender in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Lender) and the date on which the Grace Period will begin, and (ii) notify the Lender in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period and such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Lender receive the notice referred to in clause (i) and shall end on and include the later of the date the Lender receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common

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Stock to a transferee of the Lender in accordance with the terms of the Loan Restructuring Agreement in connection with any sale of Registrable Securities with respect to which the Lender has entered into a contract for sale, prior to the Lender’s receipt of the notice of a Grace Period and for which the Lender has not yet settled.

q.

Neither the Company nor any Subsidiary (as defined in the Loan Restructuring Agreement) or affiliate thereof shall identify the Lender as an underwriter in any public disclosure or filing with the SEC or any Principal Market (as defined in the Loan Restructuring Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement.

4.

Obligations of the Lender.

a.

At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Lender in writing of the information the Company requires from the Lender if the Lender elects to have any of the Lender’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Lender that the Lender shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.

The Lender, by acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Lender has notified the Company in writing of its election to exclude all of the Registrable Securities from such Registration Statement.

c.

The Lender agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), the Lender will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Lender’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Lender in accordance with the terms of the Loan Restructuring Agreement in connection with any sale of Registrable Securities with respect to which the Lender has entered into a contract for sale prior to the Lender’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Lender has not yet settled.

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d.

The Lender covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.

Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.  The Company shall also reimburse the Lender for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.

Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.

To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Lender, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls the Lender within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment or supplement thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the

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Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Lender pursuant to Section 10.

b.

In connection with any Registration Statement in which the Lender is participating, the Lender agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and each investor in the Private Offering with shares covered by such Registration Statement (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Lender expressly for use in connection with such Registration Statement; and, subject to Section 6(c), the Lender shall reimburse the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed; provided, further, that the Lender shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Lender as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Lender pursuant to Section 10.  Notwithstanding the foregoing, the Lender’s aggregate obligation to indemnify the Indemnified Parties shall be limited to the net amount received by the Lender from the sale of the Registrable Securities covered by such Registration Statement less the amount of any other claims, damages or liabilities paid by the Lender in connection with the Lender’s sale of such Registrable Securities.

c.

Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the

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commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Persons or Indemnified Parties to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Lender.  The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.

The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.

The indemnity agreements contained herein shall be in addition to  (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

f.

The Company shall not permit any Subscription Agreement to be modified or amended without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed.

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7.

Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.

Reports Under the 1934 Act.

With a view to making available to the Lender the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Lender to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.

make and keep public information available, as those terms are understood and defined in Rule 144;

b.

file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.

furnish or make available to the Lender, so long as the Lender owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act or confirm in writing that the Lender can sell the Registrable Securities under Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Lender to sell such securities pursuant to Rule 144 without registration.

d.

At any time beginning on the date hereof and ending at such time that all of the Registrable Securities can be sold either pursuant to a Registration Statement or may be sold without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 (a “Public Information Failure”) then, as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, on the date on which such Public Information Failure occurs, and each 30th day thereafter, as applicable, issue to the Lender warrants (the “Public Information Failure Warrants”) to purchase a number of shares of Common Stock equal to five percent (5%) of the aggregate number of Shares and Warrant Shares (if the Warrant is required to be

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issued pursuant to the Loan Restructuring Agreement) (the “Public Information Failure Warrant Shares”), with an exercise price and on the same terms as the warrants issued to the investors in the Public Offering pursuant to Section 10.c of the Subscription Agreement (whether or not warrants are issuable thereunder).  The Company shall use its best efforts to include the sale of the Public Information Failure Warrant Shares in any Registration Statement filed pursuant to this Agreement and any amendments or supplements thereto.  Notwithstanding anything set forth herein to the contrary, at the Lender’s option, any Public Information Failure Warrants issuable hereunder may include a limitation on the exercise of the Public Information Failure Warrants to the extent that, after giving effect to such exercise, the Lender, together with its affiliates, would beneficially own in excess of 9.90% of the shares of Common Stock outstanding immediately after giving effect to such exercise, and that the Lender shall have the right to increase or decrease such amount from time to time to any other percentage with sixty-one (61) days’ prior notice.

e.

In the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to such Registration Statement or related prospectus or for additional information, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares, Conversion Shares issued upon conversion of the Amended Note, Warrant Shares issued upon exercise of the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement) or Additional Warrant Shares issued upon exercise of any Additional Warrant for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in any Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver (which delivery may occur electronically) a certificate in writing to the Lender (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Lender will refrain from selling any Registrable Securities pursuant to such  Registration Statement (a “Suspension”) until the Lender’s receipt of copies (which may be provided electronically) of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company shall use its reasonable commercial efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within twenty (20) Business Days after the delivery of a Suspension Notice to the Lender.  In the event that any Suspension or Suspensions pursuant to clauses (i) and/or (ii) above are in effect for an aggregate of more than

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fifteen (15) days in a ninety (90)-day period, or any Suspension or Suspensions pursuant to clause (iii) above is in effect for an aggregate of more than thirty (30) days in a ninety (90)-day period, or any Suspension or Suspensions are in effect for an aggregate of greater than forty-five (45) days in any 360-day period (each such period, a “Suspension Period”), then, on the 16th, 31st or 46th day of each such Suspension Period, as applicable, and on each 30th day thereafter while such applicable Suspension is in effect, issue to the Lender a warrant (the “Suspension Warrant”) to purchase an aggregate number of shares of Common Stock equal to five percent (5%) of the aggregate number of Shares and Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement) (“Suspension Warrant Shares”), with an exercise price and on the same terms as the warrants issued to the investors in the Private Offering pursuant to Section 11.c of the Subscription Agreement (which Section may not be amended without the prior written consent of the Lender), until such Suspension terminates.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Lender, the Lender shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 8(e).

9.

Certain Covenants.

a.

Reporting Status.  Notwithstanding anything to the contrary contained in this Agreement, until the date on which the Lender shall have sold all of the Registrable Securities (the “Reporting Period”), or such earlier date as a Change of Control (as defined in the Amended Note) shall occur, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

b.

Financial Information.  The Company agrees to send the following to the Lender during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, or are otherwise made publicly available, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

c.

Listing.  The Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.  The Company shall maintain the authorization of the Common Stock or quotation on the Principal Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting

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or suspension of the Common Stock on the Principal Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 9(c).

d.

Pledge of Securities.  The Company acknowledges and agrees that the Amended Note, the Shares, the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement), the Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement), any Additional Warrants, any Additional Warrant Shares and/or Conversion Shares may be pledged by the Lender in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by any such securities.  The pledge of the Amended Note, the Shares, the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement), the Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement), any Additional Warrants, any Additional Warrant Shares and/or Conversion Shares shall not be deemed to be a transfer, sale or assignment of such securities under any Transaction Document, and the Lender shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that the Lender and its pledgee shall be required to comply with the provisions of Section 5.2(f) of the Loan Restructuring Agreement in order to effect a sale, transfer or assignment of any such securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Amended Note, the Shares, the Warrant (if required to be issued pursuant to the Loan Restructuring Agreement), the Warrant Shares (if the Warrant is required to be issued pursuant to the Loan Restructuring Agreement), any Additional Warrants, any Additional Warrant Shares and/or Conversion Shares may reasonably request in connection with a pledge of any such securities to such pledgee by the Lender.

e.

Additional Issuances of Securities.  From the date hereof until the date when all Registrable Securities are freely tradeable without restriction or limitation pursuant to Rule 144 (the “Trigger Date”), and except as provided in Section 2(c) with respect to any securities of investors in the Private Offering that were not able to be included in the Initial Registration Statement as provided in Section 2(c), the Company shall not, directly or indirectly, file any registration statement with the SEC other than a Registration Statement.  From the date hereof until the Trigger Date, and except pursuant to the Private Offering, the Company shall not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing.

10.

Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Lender to any transferee of all or any portion of the Lender’s Registrable Securities if:  (i) the Lender agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written

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notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Loan Restructuring Agreement.

11.

Board Observer Rights.

a.

The Company shall permit one designee appointed by the Lender (the “Board Observer”) to serve as an observer and attend all meetings of the Company’s Board of Directors.  All costs and expenses (including travel) incurred by the Board Observer in connection with his or her attendance at meetings of the Company’s Board of Directors shall be reimbursed by the Company to such Board Observer within three (3) Business Days after such Board Observer’s request for such reimbursement.  The Company shall give any such Board Observer, at the same time, on the same basis and in the same form as provided to the members of the Board of Directors, (i) notice of any meeting of the Board of Directors and (ii) copies of any materials or documents to be presented, discussed or used at such meetings.  The Board Observer shall be entitled to consult with, and make proposals and furnish advice to, the Company’s Board of Directors, and the Company shall use reasonable best efforts to cause the officers of the Company to take such proposals or advice seriously and give due consideration thereto, provided, that nothing herein is intended to require compliance with any such proposal or advice or to impose liability for any failure so to comply.  Except to the extent access to such information could adversely affect the attorney-client privilege between the Company and its counsel, the Board Observer shall be provided with copies of all notices, minutes, consents and forms of consents in lieu of meetings of the Company’s Board of Directors at the same time or times as such notices, minutes, consents or forms are issued or circulated by or to, or such other material is provided to, the members of the Company’s Board of Directors.

b.

The Board Observer may be excluded from any meetings of the Board of Directors, and any meeting materials relating to the same may be redacted accordingly before being furnished to the Board Observer, if, in the good faith determination of the Board of Directors, (i) the subject matter to be discussed at such meeting (or the portion thereof from which it proposes to exclude the Board Observer) relates to disputes or negotiations relating to the Company and the Lender in respect of this Agreement, the Loan Restructuring Agreement or otherwise, or (ii) if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel.  The Company will use its best efforts to ensure, and to cause its Board of Directors to ensure, that any withholding of information or any restriction on attendance is strictly limited only to the extent necessary as set forth in the preceding sentence.  If, as a result of the death, disability, retirement, resignation, removal or otherwise, the person designated by Lender pursuant to this Section 12 shall no longer serve as the Board Observer, the Lender shall be entitled to designate another individual to fill such capacity and serve as the Board Observer.

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c.

The Board Observer will be subject to and comply with all rules, practices and procedures imposed by law, the applicable Principal Market and the Company’s corporate governance, confidentiality and other employee policies, including without limitation maintaining the confidentiality of all nonpublic information, refraining from trading in the Company’s securities while in possession of material, nonpublic information and generally complying with securities and disclosure rules and regulations.  The Company is under no obligation to disclose publicly material nonpublic information that is made available to the Lender or the Board Observer, and as a result, the Lender and the Board Observer may not be able to trade in the Company’s securities for indefinite periods of time when in possession of material nonpublic information.

d.

The rights of Lender to select a Board Observer pursuant to this Section 10, and all related obligations of the Company with respect thereto, shall terminate as of such time as the Lender beneficially owns less than 5% of the then-issued and outstanding shares of Common Stock.

12.

Amendment.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Lender.  Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Lender and the Company.

13.

Miscellaneous.

a.

A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

b.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

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Broadcast International, Inc.

7050 Union Park, Ave. #600

Salt Lake City, Utah 84047

Attention:

James Solomon

Telephone:

(801) 562-2252

Facsimile:

(801) 562-1773

With a copy (which shall not constitute notice) to:

Holland & Hart LLP

222 South Main, Suite 2200

Salt Lake City, Utah 84101

Attention:

David G. Angerbauer, Esq.

Telephone:

(801) 799-5800

Facsimile:

(801) 799-5700

If to the Lender:

c/o Sandell Asset Management

40 West 57th St

26th Floor

New York, NY 10019

Attention:

Lee Iannarone

Telephone:

(212) 603-5700

Facsimile:

(212) 603-5710

With a copy (which shall not constitute notice) to Legal Counsel

If to Legal Counsel:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attention:

Bradley C. Vaiana, Esq.

Telephone:

(212) 294-2610

Facsimile:

(212) 294-4700

If to the Lender, to its address and facsimile number set forth in the Loan Restructuring Agreement, with copies to the Lender’s representative as set forth in the Loan Restructuring Agreement, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by

NY:1316208.10

facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions other than Section 5-1401 of New York’s General Obligations Law) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.

If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

f.

This Agreement, the other Transaction Documents (as defined in the Loan Restructuring Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or

NY:1316208.10

referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.

Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

h.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

i.

This Agreement may be executed in more than one counterpart, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

j.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person other than the Indemnified Persons and Indemnified Parties as contemplated by Sections 6 and 7.

* * * * * *

(Signature Page Follows)

NY:1316208.10

IN WITNESS WHEREOF, the Lender and the Company have caused their respective signature page to this Investor Rights Agreement to be duly executed as of the date first written above.

COMPANY:

BROADCAST INTERNATIONAL, INC.

By: __________________________________ Name: Rodney M. Tiede Title: President & CEO

(Signature Page to Investor Rights Agreement)

NY:1316208.10

IN WITNESS WHEREOF, the Lender and the Company have caused their respective signature page to this Investor Rights Agreement to be duly executed as of the date first written above.

LENDER:

CASTLERIGG MASTER INVESTMENTS LTD.
By Sandell Asset Management Corp., its investment manager

By: __________________________________ Name: Title:

(Signature Page to Investor Rights Agreement)

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EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[               ]

[               ]

[               ]

Re:

Broadcast International, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Broadcast International, Inc., a Utah corporation (the “Company”), and have represented the Company in connection with that certain Loan Restructuring Agreement (the “Loan Restructuring Agreement”) entered into by and between the Company and Castlerigg Master Investments Ltd. (the “Lender”) pursuant to which the Company issued to the Lender shares (the “Shares”) of the Company's common stock, par value $0.05 per share (the “Common Stock”), [a warrant to purchase shares of Common Stock (“Warrant Shares”)], and an Amended and Restated Senior Convertible Note (the “Amended Note”) which is convertible into Common Stock (the “Conversion Shares”).  Pursuant to the Loan Restructuring Agreement, the Company also has entered into an Investor Rights Agreement with the Lender (the “Investor Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Investor Rights Agreement), including the Shares[, the Warrant Shares], any Additional Warrant Shares and the Conversion Shares, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company's obligations under the Investor Rights Agreement, on ____________ ___, 201_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Lender as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

NY:1316208.10

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Lender pursuant to the Registration Statement.  You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Lender.

Very truly yours,

[ISSUER'S COUNSEL]

By:_____________________

CC:

[LENDER]

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EXHIBIT B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those previously issued to the selling stockholders and those issuable to the selling stockholders upon conversion of a convertible note.  [For additional information regarding the issuance of the convertible note, see “Private Placement of Shares and Convertible Note” above.]  We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by the selling stockholders.  The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their ownership of the common shares and convertible note, as of [________, ______,] assuming conversion of the convertible note held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of an investor rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the number of shares of common stock issued, (ii) the number of shares of common stock issuable upon conversion of the warrants and (iii) the number of shares of common stock issuable upon conversion of the convertible note, in the case of each of clause (ii) and (iii), as of the Trading Day immediately preceding the date on which the registration statement of which this prospectus forms a part was initially filed with the SEC.  Because the conversion price of the convertible note and the number of shares issuable upon exercise of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus.  The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

The number of shares in the second column does not reflect this limitation.  The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

NY:1316208.10

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Castlerigg Master Investments Ltd. (1)	[________] (2)	[_________] (2)	0

(1)

Sandell Asset Management Corp. (“SAMC”) is the investment manager of Castlerigg Master Investments Ltd. (“Castlerigg”). Thomas Sandell is the controlling person of SAMC and may be deemed to share beneficial ownership of the shares beneficially owned by Castlerigg. Castlerigg International Ltd. (“Castlerigg International”) is the controlling shareholder of Castlerigg International Holdings Limited (“International Holdings”) and Castlerigg GS Holdings, Ltd. (“GS Holdings”).  International Holdings and GS Holdings are the beneficial owners of Castlerigg Offshore Holdings, Ltd. (“Offshore Holdings”).  Offshore Holdings is the controlling shareholder of Castlerigg.  Each of International Holdings, GS Holdings, Offshore Holdings and Castlerigg International may be deemed to share beneficial ownership of the shares beneficially owned by Castlerigg Master Investments Ltd.

The business address of each of these entities is as follows: c/o Sandell Asset Management Corp. 40 W. 57th Street, 26th Floor, New York, New York 10019.

SAMC, Mr. Sandell, International Holdings, GS Holdings, Offshore Holdings and Castlerigg International each disclaims beneficial ownership of the securities with respect to which indirect beneficial ownership is described.

(2)

Includes [_______] shares of common stock issuable upon conversion of the convertible note and [___] shares of common stock issuable upon conversion of the warrants, in each case, as of [_________], 20__.

NY:1316208.10

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued and the shares of common stock issuable upon conversion of the convertible note to permit the resale of these shares of common stock by the holder of the common stock and the convertible note from time to time on and after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•

on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•

in the over-the-counter market;

•

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•

through the writing of options, whether such options are listed on an options exchange or otherwise;

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

short sales;

•

sales pursuant to Rule 144;

NY:1316208.10

•

broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the convertible note or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “1933 Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the 1933 Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the 1933 Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for

NY:1316208.10

sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the investor rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the 1933 Act, in accordance with the investor rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the 1933 Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related investor rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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EXHIBIT C

FORM OF SUBSCRIPTION AGREEMENT

[OMITTED]

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